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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)       September 30, 1998
                                                   -----------------------------


                                OROAMERICA, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-21862                94-2385342
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)



443 North Varney Street, Burbank, California                     91502
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(Address of principal executive offices)                       (Zip Code)



     Registrant's telephone number, including area code:    (818) 848-5555
                                                        ------------------------




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ITEM 5.   OTHER EVENTS.

          On September 30, 1998, OroAmerica, Inc. (the "Company") issued the press release, filed herewith as Exhibit 99.1 and incorporated herein by reference, which announces that the Company's Board of Directors has approved a stock repurchase program pursuant to which the Company is authorized to purchase up to 300,000 shares of its outstanding common stock in the open market at prevailing market prices or off the market in negotiated transactions. The press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cautions investors that there are certain important factors that could cause future events and results to differ materially from those anticipated by management in the forward-looking statements included in the press release.

ITEM 7.   EXHIBITS.

   99.1   Press release issued by the Company on September 30, 1998.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 7, 1998                      OROAMERICA, INC.


                                           By: /s/ SHIU SHAO
                                              ------------------------------
                                              Shiu Shao,
                                              Chief Financial Officer,
                                              Vice President and Director






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